UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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OVERLAND STORAGE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OVERLAND STORAGE, INC.

4820 Overland Avenue

San Diego, California 92123

October   , 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Overland Storage, Inc. to be held at the offices of our company, located at 4820 Overland Avenue, San Diego, California 92123, on Tuesday, December 9, 2008 at 9:00 a.m. (Pacific Time).

The attached notice of annual meeting and proxy statement include the agenda for the shareholders’ meeting, explain the matters that we will discuss at the meeting and provide general information about our company.

Your vote is very important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the meeting. We have provided a postage-paid envelope for your convenience. If you plan to attend the annual meeting and prefer to vote in person, you may still do so even if you have already returned your proxy card.

If you are a shareholder of record (that is, if your stock is registered with us in your own name), then you may vote by telephone, or electronically over the Internet, by following the instructions included in the proxy statement and with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through Broadridge Financial Solutions, Inc. (formerly ADP Investor Communication Services) that allows you to vote by telephone or the Internet. If so, the voting form that your nominee sends you will provide telephone and Internet instructions.

We look forward to seeing you at the annual meeting.

Sincerely,

VERNON A. LoFORTI
President, Chief Executive Officer and Secretary

OVERLAND STORAGE, INC.

4820 Overland Avenue

San Diego, California 92123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DECEMBER 9, 2008

The annual meeting of shareholders of Overland Storage, Inc. will be held at the offices of our company, located at 4820 Overland Avenue, San Diego, California 92123, on Tuesday, December 9, 2008 at 9:00 a.m. (Pacific Time) for the following purposes:

1.                                       To elect as directors the following nominees recommended by the Board of Directors:  Robert A. Degan, Nora M. Denzel, Eric L. Kelly, Vernon A. LoForti, Scott McClendon, William J. Miller and Michael Norkus;

2.                                       To approve an amendment to our Articles of Incorporation to authorize a class of preferred stock with limited voting rights and not for use for anti-takeover purposes;

3.                                       To approve an amendment to our Articles of Incorporation to effect a reverse stock split in a specific ratio ranging from one-for-two to one-for-ten, to be determined by the Board of Directors and effected, if at all, within one year from the date of the annual meeting;

4.                                       To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2009; and

5.                                       To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

The foregoing items of business are more fully described in the proxy statement.

The Board of Directors has fixed the close of business on October 15, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at our offices.

By order of the Board of Directors,

VERNON A. LoFORTI
Dated: October , 2008	President, Chief Executive Officer and Secretary

All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the meeting. A postage-paid return envelope is enclosed for your convenience. Shareholders with shares registered directly with our transfer agent, Wells Fargo Shareowner Services, may choose to vote those shares via the Internet at http://www.eproxy.com/ovrl, or they may vote telephonically, within the U.S. and Canada, by calling 1-800-560-1965. Shareholders holding shares with a broker, bank or other nominee may also be eligible to vote via the Internet or to vote telephonically if their broker, bank or other nominee participates in the proxy voting program provided by Broadridge Financial Solutions, Inc. (formerly ADP Investor Communication Services). See “Voting Shares Registered in the Name of a Broker, Bank or Other Nominee” in the proxy statement for further details on the Broadridge program. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, then you must obtain from the record holder a proxy issued in your name.

OVERLAND STORAGE, INC.

4820 Overland Avenue

San Diego, California 92123

2008 PROXY STATEMENT

General Information

The Board of Directors of Overland Storage, Inc., a California corporation, is providing these proxy materials to you in connection with the solicitation of proxies for use at our 2008 annual meeting of shareholders. The meeting will be held at the offices of our company, located at 4820 Overland Avenue, San Diego, California 92123, on Tuesday, December 9, 2008 at 9:00 a.m. (Pacific Time) or at any adjournment or postponement thereof, for the purposes stated herein. This proxy statement summarizes the information that you will need to know to vote in an informed manner.

Voting Rights and Outstanding Shares

We will begin mailing this proxy statement and the accompanying proxy card on or about October   , 2008 to all shareholders of record that are entitled to vote. Only shareholders that owned our common stock at the close of business on October 15, 2008, the record date, are entitled to vote at the annual meeting. On the record date,      shares of our common stock were outstanding.

Each share of our common stock that you own entitles you to one vote on all matters to be voted upon at the meeting. The proxy card indicates the number of shares of our common stock that you own. We will have a quorum to conduct the business of the annual meeting if holders of a majority of the shares of our common stock are present, in person or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker, bank or other nominee that are represented at the meeting, but that the broker, bank or other nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the meeting.

Directors will be elected by a plurality of votes cast by shares present or represented at the meeting. Abstentions will have no impact on the election of directors. The proposal to ratify the appointment of our independent registered public accounting firm must be approved by a majority of votes actually cast. Abstentions and broker non-votes are not counted as votes for or against these proposals, but the number of votes cast in favor of each proposal must be at least a majority of the required quorum. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the proposal to amend our articles of incorporation to create a class of preferred stock and the proposal to amend our articles of incorporation to effect a reverse stock split, and consequently abstentions and broker non-votes will have the same effect as negative votes.

Voting Shares Registered in Your Name

If you are a shareholder of record, you may vote in one of four ways:

•                  Attend the 2008 annual meeting and vote in person;

•                  Complete, sign, date and return the enclosed proxy card;

•                  Vote by telephone following the instructions included with your proxy card and outlined below; or

•                  Vote by Internet following the instructions included with your proxy card and outlined below.

If you are a shareholder of record, then you may go to http://www.eproxy.com/ovrl/ to vote your shares over the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired. If you are using a touch-tone telephone and are calling from the U.S. or Canada, then you may vote your shares by calling 1-800-560-1965 and following the recorded instructions.

Votes submitted by telephone or via the Internet must be received by 2:00 p.m. (Pacific Time) on Monday, December 8, 2008. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

Voting Shares Registered in the Name of a Broker, Bank or Other Nominee

Most beneficial owners whose stock is held in street name will receive instructions for voting their shares from their broker, bank or other nominee, rather than our proxy card.

A number of brokers and banks participate in a program provided through Broadridge Financial Solutions, Inc. (formerly ADP Investor Communication Services) that allows shareholders to grant their proxy to vote shares by means of the telephone or Internet. If your shares are held in an account with a broker or bank participating in the Broadridge program, then you may vote your shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or over the Internet at Broadridge’s web site at http://www.proxyvote.com.

If you wish to vote in person at the annual meeting, then you must obtain a legal proxy issued in your name from the broker, bank or other nominee that holds your shares of record.

Tabulation of Votes

A representative from our transfer agent, Wells Fargo Shareowner Services, will tabulate the votes. The shares of our common stock represented by proxy will be voted in accordance with the instructions given on the proxy so long as the proxy is properly executed and received by us prior to the close of voting at the meeting or any adjournment or postponement of the meeting. If no instruction is given, then the proxy will be voted for the nominees for director and for each of the other proposals. In addition, the individuals that we have designated as proxies for the meeting will have discretionary authority to vote for or against any other shareholder matter presented at the meeting.

Revocability of Proxies

As a shareholder of record, once you have submitted your proxy by mail, telephone or Internet, you may revoke it at any time before it is voted at the meeting. You may revoke your proxy in any one of three ways:

•                  You may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•                  You may notify our Secretary in writing that you wish to revoke your proxy before it is voted at the annual meeting; or

•                  You may vote in person at the annual meeting.

Solicitation

This solicitation is made by our Board of Directors, and we will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We have retained The Proxy Advisory Group, LLC to provide consulting and to assist us with the solicitation of proxies, and we will pay fees and reimbursements of customary expenses that are not expected to exceed $13,500 in the aggregate. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, telegram, facsimile, Internet or personal solicitation by our directors, executive officers, employees or other agents. No additional compensation will be paid to these individuals for these services.

Shareholder Proposals for 2009

Requirements for Shareholder Proposals to be Considered for Inclusion in Overland’s Proxy Materials. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2009 annual meeting must be received by us not later than June    , 2009, in order to be considered for inclusion in our proxy materials for that meeting.

Requirements for Shareholder Proposals to be Brought Before an Annual Meeting. Our bylaws provide that, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the shareholder must have given timely notice of the proposal or nomination in writing to our Secretary. To be timely for the 2009 annual meeting, a shareholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between July   , 2009 and August   , 2009. A shareholder’s notice to the Secretary must set forth, as to each matter the shareholder proposes to bring before the annual meeting, the information required by our bylaws.

Separate Copy of Annual Report or Proxy Materials

If you share an address with another shareholder, each shareholder may not receive a separate copy of our annual report and proxy materials. Shareholders who do not receive a separate copy of our annual report and proxy materials, and who want to receive a separate copy, may request to receive a separate copy of our annual report and proxy materials by writing to Investor Relations at Overland Storage, Inc., 4820 Overland Avenue, San Diego, California 92123 or by calling 1-800-729-8725. We undertake to deliver promptly a copy of the annual report or proxy materials, as applicable, upon the receipt of such request. Shareholders who share an address and receive multiple copies of our annual report and proxy materials may also request to receive a single copy following the instructions above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table outlines the ownership of our common stock as of October 15, 2008 (except as otherwise indicated below) by:

•                  each of our directors and nominees for director;

•                  each of our named executive officers;

•                  all current directors and executive officers as a group; and

•                  every person or entity that we know beneficially owns more than 5% of our outstanding common stock.

This table is based upon information supplied by executive officers, directors and principal shareholders and filings with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

	Beneficial Ownership
Beneficial Owner +	Shares of Common Stock Currently Owned		Shares Acquirable Within 60 Days (1)	Percent of Class (2)

5% Shareholders
Renaissance Technologies, Corp. 800 Third Avenue New York, NY 10022	1,005,800	(3)	—
Dimensional Fund Advisors Inc. 1299 Ocean Avenue Santa Monica, CA 90401	855,237	(4)	—

Executive Officers and Directors
Robert A. Degan	2,000	(5)	139,000
Nora M. Denzel	2,000		18,000
Robert Farkaly (6)	13,500		148,333
Kurt L. Kalbfleisch	0		113,666
Eric Kelly	2,000		18,000
Vernon A. LoForti	16,896		311,500
Scott McClendon	386,000	(7)	161,000
William J. Miller	1,000		43,500
Michael Norkus	7,000		54,000
Current directors and executive officers as a group (10 persons) (8)	427,246		1,071,999

*Less than 1%

+ Except as otherwise indicated, the address for each beneficial owner is 4820 Overland Avenue, San Diego, CA,  92123.

(1)          Includes shares of common stock which could be acquired upon exercise of stock options which are either currently vested or will vest within 60 days of October 15, 2008.

(2)          Based on shares of common stock outstanding on October 15, 2008, and calculated in accordance with Rule 13d-3 promulgated under the Exchange Act.

(3)          Based on the Schedule 13F filed with the SEC for the period ended June 30, 2008. Renaissance Technologies, Corp. has sole investment discretion and sole voting authority with respect to these shares.

(4)          Based on the Schedule 13F filed with the SEC for the period ended June 30, 2008. Dimensional Fund Advisors Inc. has sole voting power with respect to 838,737 shares, no voting power with respect to 16,500 shares and sole investment discretion with respect to all shares.

(5)          Includes 1,000 shares of common stock held by Mr. Degan’s wife.

(6)          Mr. Farkaly’s employment with our company ended on August 27, 2008.

(7)   Represents shares of common stock owned by Mr. McClendon through his family trust and includes 1,000 shares held by his wife.

(8)          Does not include the security ownership of Mr. Farkaly. Includes the security ownership of Ms. Denzel and Messrs. Degan, Gawarecki, Kalbfleisch, Kelly, LoForti, McClendon, Miller, Norkus and Pendekanti.

We are aware of no arrangements, including any pledge by any person of our common stock, the operation of which may at a subsequent date result in a change of control of our company.

PROPOSAL NO. 1

TO ELECT AS DIRECTORS THE NOMINEES

RECOMMENDED BY THE BOARD OF DIRECTORS

Our Board of Directors currently has seven members. The Board of Directors has, upon recommendation of the Nominating and Governance Committee, nominated Robert A. Degan, Nora M. Denzel, Eric L. Kelly, Vernon A. LoForti, Scott McClendon, William J. Miller and Michael Norkus for reelection as members of the Board of Directors. Each of the nominees is currently a director of our company. Each newly-elected director will serve a one-year term until the next annual meeting of shareholders or until such director’s successor is qualified and elected. During the course of a term, the Board of Directors may appoint a new director to fill any vacant spot, including a vacancy caused by an increase in the size of the Board of Directors. The new director will complete the term of the director he or she replaced. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. However, if any nominee cannot serve, then your proxy will be voted for another nominee proposed by the Board of Directors, or if no nominee is proposed by the Board of Directors, an additional vacancy will occur.

We, as a matter of policy, encourage our directors to attend meetings of shareholders. Each director proposed for election at our 2007 annual shareholder meeting (i.e., Messrs.  Degan, LoForti, McClendon, Miller and Norkus) attended the 2007 annual shareholder meeting.

There are no family relationships between any nominees or executive officers of our company, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.

Nominees for Director

You are being asked to vote on the seven director nominees listed below. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these seven nominees. The names of the director nominees, their ages as of October 15, 2008 and other information about them are shown below.

Name of Director Nominee	Age	Director Since	Position

Robert A. Degan	69	2000	Independent Director

Nora M. Denzel	46	2007	Independent Director

Eric L. Kelly	50	2007	Independent Director

Vernon A. LoForti	55	2007	President, Chief Executive Officer and Secretary

Scott McClendon	69	1991	Chairman of the Board (Independent Director)

William J. Miller	63	2006	Independent Director

Michael Norkus	62	2004	Independent Director

Robert A. Degan has been a private investor since January 2000. From November 1998 to December 1999, Mr. Degan served as General Manager of the Enhanced Services & Migration Business Unit (formerly, Summa Four, Inc.) of Cisco Systems, Inc., an Internet networking company. From July 1998 to November 1998, he was Chairman, President and Chief Executive Officer of Summa Four, Inc., and from January 1997 to July 1998 he served as its President and Chief Executive Officer and as a director. Mr. Degan retired from the board of directors of CaminoSoft Corp. in December 2007, FlexiInternational Software, Inc. in July 2006 and Gensym Corporation in May 2005. Mr. Degan was formerly on the research staff at Massachusetts Institute of Technology (MIT).

Nora M. Denzel has served as the Senior Vice President of payroll services at Intuit, Inc., a provider of business and financial management software, since February 2008. From February 2006 to January 2008, Ms. Denzel served as an independent consultant to technology companies. From August 2000 to February 2006, she held several executive level positions in technology with Hewlett-Packard Company, a global manufacturer of computing, communications and measurement products and services, including:  Senior Vice President/General Manager Software Global Business Unit (May 2002 to February 2006); Senior Vice President Adaptive Enterprise (June 2004 to May 2005); and Vice President Storage Organization (August 2000 to May 2002). Prior to HP, she served as Senior Vice President of Product Operations from February 1997 to August 2000 at Legato Systems, Inc. Her initial corporate experiences were at IBM, where she began her career as a software engineer and then served in several marketing, engineering, and executive level positions, including the business line manager of IBM’s portfolio of storage management software products. Ms. Denzel also serves on the board and advisory boards of several privately-held organizations.

Vernon A. LoForti has served as our President, Chief Executive Officer and a member of our Board of Directors since August 2007 and as our Secretary since December 1997. Prior to August 2007, Mr. LoForti was our Vice President and Chief Financial Officer since joining us in December 1995 and was Assistant Secretary from December 1995 to November 1997. From August 1992 to December 1995, he was the Chief Financial Officer for Priority Pharmacy, a privately-held pharmacy company. From 1981 to 1992, Mr. LoForti was Vice President of Finance for Intermark, Inc., a publicly-held conglomerate.

Eric L. Kelly is president of Silicon Valley Management Partners Inc., a management consulting and M&A advisory firm, which he co-founded in April 2007. From July 2004 to August 2006, Mr. Kelly was Vice President and General Manager of storage systems solutions at Adaptec, Inc. From August 2002 to July 2004, he served as President and CEO of Snap Appliance, Inc., which was acquired by Adaptec. From March 2000 to June 2002 Mr. Kelly served as President, Network Systems Division of Maxtor Corporation. Prior to Maxtor, he served as the Chief Operating Officer of Isyndicate, Inc. From July 1998 to January 2000 he was the Enterprise Vice President for Dell Computer Corporation. From 1980 to 1998 he served in executive or managerial roles with Netpower Incorporated, Diamond Multimedia Systems Incorporated, Conner Peripherals Incorporated, Marq Technologies Incorporated and IBM.

Scott McClendon has served as Chairman of our Board since March 2001. From November 2006 to August 2007, he served as our Interim President and Chief Executive Officer and as our President and Chief Executive Officer from October 1991 to March 2001, when he was named our Chairman of the Board, and continued as an executive officer and employee until June 2001. Mr. McClendon has been a business consultant since June 2001. Mr. McClendon was employed by Hewlett-Packard Company, a global manufacturer of computing, communications and measurement products and services, for over 32 years in various positions in engineering, manufacturing, sales and marketing. He last served as the General Manager of the San Diego Technical Graphics Division and Site Manager of Hewlett-Packard in San Diego, California. Mr. McClendon is a director of SpaceDev, Inc. (OTCBB: SPDV.OB), an aerospace development company, and Procera Networks, Inc. (AMEX:PKT), a network equipment company.

William J. Miller has served as an independent director and advisor to technology companies since 1999. From April 1996 to November 1999, Mr. Miller was the Chairman and CEO of Avid Technology, a leader in digital media creation tools for film, video, audio, animation, games, and broadcast professionals. Prior to that time, he served as CEO of Quantum Corporation, a developer of storage technology (from 1992 to 1995) and as Chairman of Quantum (from 1993 to 1995). From 1981 to 1992, Mr. Miller held senior management positions at Control Data Corporation, most recently as Executive Vice President and President of its Information Services business. Mr. Miller currently serves as a director for: Digimarc Corporation (Nasdaq: DMRC), a supplier of media management solutions;  Nvidia Corp (Nasdaq: NVDA), a provider of graphics processing units (GPUs), media and communications processors (MCPs), wireless media processors (WMPs), and related software for personal computers (PCs), handheld devices, and consumer electronics platforms; Glu Mobile Corporation (Nasdaq: GLUU), a developer and publisher of games for mobile devices; and Waters Corporation (NYSE: WAT), a manufacturer of analytical instruments.

Michael Norkus is the President of Alliance Consulting Group, a strategy consulting firm, which he founded in 1986. From 1975 to 1986, Mr. Norkus served as a Vice President of Boston Consulting Group where he was the founding member of the firm’s Munich, Germany office. Mr. Norkus is a member of the Board of Associates of The Whitehead Institute in Cambridge, Massachusetts and of the Boston Public Library Foundation.

Cumulative Voting Rights

Our bylaws provide that you can cumulate your votes in the election of directors if, before the vote begins, the candidate or candidates have been nominated and any of our shareholders notifies us of such shareholder’s intent to cumulate such shareholder’s votes. Under cumulative voting, you may cast a number of votes equal to the product of the number of your shares times the number of directors to be elected at the meeting. If you notify us that you intend to cumulate your votes at any time before the election of directors begins, then you may vote all of your votes for one candidate, or you may distribute your votes among as many candidates as you desire. The candidates receiving the highest numbers of affirmative votes of the shares entitled to vote in the election of directors will be elected to the board positions up for election. If voting for directors is conducted by cumulative voting, then the person named on the proxy will have discretionary authority to cumulate votes among the candidates.

Vote Required

The nominees who receive the highest number of votes represented by shares of common stock present or represented by proxy and entitled to vote at the annual meeting will be elected.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION

TO THE BOARD OF EACH OF THESE NOMINEES

PROPOSAL NO. 2

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO AUTHORIZE A CLASS OF PREFERRED STOCK WITH LIMITED VOTING RIGHTS AND

NOT FOR USE FOR ANTI-TAKEOVER PURPOSES

We are asking you to approve a proposal to amend our articles of incorporation to authorize a class of 1,000,000 shares of preferred stock having no par value. The Board of Directors has approved the amendment, and believes such action to be in the best interests of our company and its shareholders for the reasons set forth below.

Our authorized capital stock currently consists of 45,000,000 shares of common stock. As of October 15, 2008, there were          shares of common stock issued and outstanding and             shares of common stock reserved for issuance pursuant to the Company’s existing incentive plans. We are separately asking our shareholders in Proposal No. 3 to approve a proposal to authorize the Board of Directors, in its discretion, to effect a reverse stock split of our common stock at a specific ratio, ranging from one-for-two to one-for-ten, to be determined by the Board of Directors and effected, if at all, within one year from the date of the annual meeting. The number of authorized shares of common stock, 45,000,000, will not change in connection with any such reverse stock split. No preferred stock is presently authorized by our Articles of Incorporation. The approvals of Proposal No. 2 and Proposal No. 3 are independent, and our shareholders may approve one or the other or both. Neither the approval of Proposal No. 3 nor the determination of the Board of Directors to effect a reverse stock split will affect the number of authorized shares of preferred stock if this Proposal No. 2 is approved.

The preferred stock to be authorized is commonly referred to as “de-clawed blank check preferred stock.”  As such, the preferred stock would be available for issuance without further action by the shareholders, except as may be required by applicable laws or rules, but will have limited voting rights and will not be used specifically for anti-takeover purposes.

The complete text of the form of the Certificate of Amendment of Articles of Incorporation for the authorization of preferred stock is set forth in Appendix A to this proxy statement. Such text is however subject to revision for such changes as may be required by the California Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

Description of the De-Clawed Blank Check Preferred Stock

Subject to the limitations described below, the preferred stock would have such voting rights, designations, preferences, and relative, participating, option and conversion or other special rights, and such qualifications, limitations or restrictions, as the Board of Directors may designate for each class or series issued from time to time. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such decrease will resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The preferred stock would be available for issuance without further action by the shareholders, except as may be required by applicable laws or rules. For example, under the rules and policies of the NASDAQ Stock Market, shareholder approval is required for any potential issuance of 20% or more of our outstanding shares of common stock (including upon conversion of convertible preferred stock) in connection with acquisitions or discounted private placements. Additionally, under California law, shareholder approval is required for the issuance of securities in connection with certain acquisitions where shareholders, immediately before such issuance, do not continue to hold at least five-sixths of our combined voting power after such issuance.

The proposed preferred stock is described as “de-clawed” in that:

•                  the voting rights of each share of preferred stock are limited to no more than one vote per share, and the shares of preferred stock will not vote as a separate class or series except where required by California law; and

•                  the Board of Directors represents that it will not issue, without prior shareholder approval, any series of preferred stock for any defensive or anti-takeover purpose or with features specifically intended to make any attempted acquisition of our company more difficult or costly.

However, within these limits, the Board of Directors may issue preferred stock for future acquisitions, joint ventures, strategic alliances or capital raising transactions that have the effect of making an acquisition of our company more difficult or costly, as could also be the case if the Board of Directors were to issue additional common stock for such purposes. Under California law, a separate class or series vote of preferred stock is required to amend the Articles of Incorporation to take certain specified actions that would adversely affect the outstanding shares of preferred stock or a particular series of preferred stock, and a separate class vote of outstanding preferred stock is required to approve a reorganization, such as a merger, acquisition or share exchange, subject to certain exceptions, and the distribution of property rather than cash in connection with a dissolution.

The Board of Directors believes that the authorization of preferred stock with the above limitations is consistent with sound corporate governance principles while enhancing our ability to take advantage of financing alternatives and acquisition opportunities.

Purposes of the Blank Check Preferred Stock

The Board of Directors believes that the creation of a class of preferred stock is advisable and in the best interests of our company and its shareholders for several reasons. The authorization of preferred stock will supplement our authorized common stock by creating an undesignated class of preferred stock to increase our flexibility in structuring future acquisitions, joint ventures, strategic alliances and capital raising transactions. Preferred stock may also be useful in connection with stock dividends, equity compensation plans or other proper corporate actions. The Board of Directors evaluates such opportunities and considers different capital structuring alternatives designed to advance our business strategy. Having the authority to issue preferred stock will enable us to develop equity securities with terms tailored to specific purposes and to avoid the possible delay associated with, and significant expense of, calling and holding a special meeting of stockholders to authorize such additional capital stock. The Board of Directors believes that such enhanced ability to respond to opportunities and to favorable capital market conditions before the opportunity or conditions pass is in the best interests of our company and its shareholders.

Effect of the Blank Check Preferred Stock Upon Holders of Common Stock

The actual effect of the issuance of any shares of preferred stock upon the rights of holders of the common stock cannot be stated until the Board of Directors determines the specific rights of the holders of such preferred stock. The Board of Directors will have authority to, among other things, establish the number of shares constituting a series, dividend rights, voting rights (but limited to no more than one vote per share of preferred stock), conversion or exchange privileges, redemption features, sinking fund provisions, and rights in the event of a voluntary or involuntary liquidation or dissolution.

The effects of the issuance of preferred stock upon holders of our common stock might include, among other things:

•                  restricting our ability to declare dividends on the common stock, although we have not in the past declared, nor do we have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property;

•                  restricting our ability to repurchase outstanding common stock;

•                  diluting the voting power of the common stock, although the shares of preferred stock may not have more than one vote per share; and

•                  reducing the market price of the common stock, or impairing the liquidation  rights of the common stock, without further action by the shareholders.

Holders of the common stock will not have preemptive rights with respect to the preferred stock. We have no plans, proposals or arrangements, written or otherwise, at this time to issue any shares of preferred stock.

Required Vote

Approval of an amendment to our Articles of Incorporation to authorize a class of preferred stock requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. As a result, abstentions and broker non-votes will have the same effect as negative votes.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS OF PREFERRED STOCK WITH LIMITED VOTING RIGHTS AND NOT FOR USE FOR ANTI-TAKEOVER PURPOSES

PROPOSAL NO. 3

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT IN A SPECIFIC RATIO RANGING FROM ONE-FOR-TWO TO ONE-FOR-TEN, TO BE DETERMINED BY THE BOARD OF DIRECTORS AND EFFECTED, IF AT ALL, WITHIN ONE YEAR FROM THE DATE OF THE ANNUAL MEETING

We are asking you to approve a proposal to authorize the Board of Directors, in its discretion, to effect a reverse stock split of our common stock at a specific ratio, ranging from one-for-two to one-for-ten, to be determined by the Board of Directors and effected, if at all, within one year from the date of the annual meeting. The number of authorized shares of common stock, 45,000,000, will not change in connection with any such reverse stock split.

An amendment of our Articles of Incorporation will be required to effect a reverse stock split. The complete text of the form of the Certificate of Amendment of Articles of Incorporation for the reverse stock split is set forth in Appendix B to this proxy statement. Such text is however subject to revision for such changes as may be required by the California Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

The Board of Directors believes that by reducing the number of shares of common stock outstanding through the reverse stock split, the per share price of the common stock will, upon such reduction, proportionately increase, permitting our company to [remain in] [regain] compliance with the requirement that our common stock have a minimum bid price of $1.00 to remain listed on the NASDAQ Global Market.

The Board of Directors also believes that the additional available authorized shares of common stock that would result from a reverse stock split may facilitate future capital raising needs and acquisitions of companies or assets. We have no plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional available authorized shares of common stock that would result from a reverse stock split.

Purposes of the Proposed Reverse Stock Split

Continued Listing on the NASDAQ Global Market

On October 1, 2008, we received a NASDAQ Staff Determination letter indicating that our common stock had failed to comply with the minimum bid price requirement for 30 consecutive business days.  We were notified in such letter that we had until March 30, 2009 to regain compliance with the minimum bid price of $1.00 for at least ten consecutive trading days to avoid delisting.  As of the date of this proxy statement, our common stock has not yet regained compliance with the minimum bid price requirement for the required period.  If our common stock does not regain such compliance by March 30, 2009, we may be eligible to have the listing of our shares transferred to the NASDAQ Capital Market, if on such date we meet the initial listing requirements for the NASDAQ Capital Market, other than the minimum bid price. If we were eligible to and determined to transfer our listing to the NASDAQ Capital Market, we would have an additional period of 180 days to regain compliance with the minimum bid price requirement for a period of at least ten consecutive trading days. Alternatively, we could appeal a delisting determination to a NASDAQ Listing Qualifications Panel and thereby attempt to retain our listing on the NASDAQ Global Market.

The Board of Directors believes that delisting of the common stock by NASDAQ could adversely affect our ability to attract new investors, may result in decreased liquidity of the outstanding shares of common stock, and could reduce the price at which such shares trade and increase the transaction costs inherent in trading such shares with overall negative effects for our shareholders. In addition, the Board of Directors believes that delisting of the common stock could deter broker-dealers from making a market in or otherwise seeking or generating interest in our common stock, and might deter certain institutions and persons from investing in our stock at all. We cannot however assure you that that approval and implementation of a reverse stock split will succeed in achieving and maintaining the required $1.00 minimum bid price for our common stock, or that we will continue to meet the other applicable NASDAQ continued listing requirements.

Potential Beneficial Effects on Trading Market for our Common Stock

The Board of Directors believes that a reverse stock split may enhance the acceptability of our common stock by the financial community and the investing public. The expected increased price level may encourage interest and trading in the common stock by institutional investors and funds that may be disinclined or prohibited from purchasing lower priced stocks. Additionally, a variety of policies and practices of broker-dealers discourage individual brokers from dealing in lower priced stocks, and brokers may be more inclined to transact in our shares if they trade at a higher per share price. In addition, the transaction costs (commissions, markups or markdowns) of lower priced stocks tend to represent a higher percentage of total share value than higher priced stocks, which can discourage ownership of lower priced stocks by both institutional and retail investors.

We cannot however offer you assurance that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. The Board of Directors cannot predict with certainty what effect any specific reverse stock split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in the market capitalization of our company. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. If a reverse stock split is implemented, some shareholders currently holding round lots of one hundred shares may as a result own an odd lot of less than one hundred shares. The sale of an odd lot may result in incrementally higher trading costs through certain brokers.

Effective Increase in Authorized Shares of Common Stock

Please see “Effect of Reverse Stock Split on Authorized Shares of Common Stock” below for a discussion of the purposes and potential benefits of an effective increase in our authorized shares of common stock.

Board Discretion to Implement Reverse Stock Split

If this Proposal 3 is approved by our shareholders, then the Board of Directors will have the authority, for the one year period following the date of the annual meeting, to determine the specific ratio of a reverse stock split within the range of one-for-two to one-for-ten, and to effect one reverse stock split of our common stock in such specific ratio. The Board of Directors believes that shareholder approval of a range of exchange ratios (rather than a fixed exchange ratio) provides the Board of Directors with the flexibility to achieve the desired results of a reverse stock split at a ratio which, at the time of such reverse stock split, would be in the best interests of the shareholders. No further action on the part of shareholders will be required to either implement or abandon a reverse stock split within the approved range of ratios.

If the trading price of our common stock increases before a reverse stock split is effected, the reverse stock split may not be necessary. If the Board of Directors determines to proceed with a reverse stock split, it may consider in determining the specific ratio, among other factors:

•                                          the per share price of our common stock at the time of a decision to proceed with a reverse stock split;

•                                          the number of authorized shares that will remain available for issuance after giving effect to the reverse stock split;

•                                          the historical fluctuations or patterns in the trading price and volume of our common stock;

•                                          projections for our financial condition and results of operations over various time horizons;

•                                          then current market conditions in our industry and in the broader market; and

•                                          informal communications with the staff of the NASDAQ Stock Market and/or the requirements of any decision of a NASDAQ Listing Qualifications Panel.

The table below shows the potential effects of a reverse stock split, assuming certain ratios, within the one-for-two to one-for-ten range, upon the number of shares of common stock outstanding, the number of shares of common stock reserved for future issuance, the number of authorized but unissued shares of common stock, and the product of the reverse stock split ratio and the stock price on October 15, 2008.

Reverse Stock Split Ratio	Common Stock Outstanding(1)	Reserved Shares for Conversion(2)	Authorized but Unissued and Reserved Common Stock(3)	Product of Reverse Stock Split Ratio and Stock Price on October 15, 2008

Before Split
1-for-2
1-for-4
1-for-5
1-for-10

To effectuate the reverse stock split, we would complete and file with the California Secretary of State a Certificate of Amendment of Articles of Incorporation in the form attached as Appendix B to this proxy statement with such changes as may be required by the California Secretary of State or other changes consistent with this proposal that we may deem necessary or appropriate. The reverse stock split will be effective upon the date and time of filing such Certificate of Amendment with the California Secretary of State.

We would publicly announce, prior to the effective date of such reverse stock split, additional details regarding the reverse stock split, including the specific ratio the Board of Directors has selected.

If the Board of Directors does not implement the reverse stock split within one year from the Annual Meeting, the authority granted by this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed with or to abandon a reverse stock split at any time prior to the effectiveness of a reverse stock split.

Effect of Reverse Stock Split on Outstanding Common Stock

Each share of the common stock issued and outstanding immediately prior to the effective time of a reverse stock split, which we refer to as the “old common stock,” will be, automatically and without any action on the part of the shareholders, converted into and reconstituted into a fraction of a share of our common stock, which we refer to as the “new common stock,” represented by the specific ratio approved by the Board of Directors. However, no fractional shares of common stock would be issued as a result of the reverse stock split. In lieu of any such fractional share interest, each holder of old common stock who would otherwise be entitled to receive a fractional share of new common stock would receive cash in lieu of such fractional share of new common stock in an amount equal to the product obtained by multiplying (i) the fractional share interest to which such shareholder would otherwise be entitled by (ii) the fair value of our new common stock as determined by the Board of Directors. For

(1)                                  As of October 15, 2008. No adjustment to the number of shares of Common Stock outstanding has been made for the amount of reserved shares under columns 2 or 3 shown in this table.

(2)                                  Includes all shares of common stock reserved for issuance in connection with: various outstanding warrants to purchase shares of Common Stock; shares issuable upon the exchange of Exchangeable Shares; and shares issuable upon the conversion of shares of  Preferred Stock.

(3)                                  Includes all outstanding options and all shares of common stock reserved for potential issuance pursuant to Overland’s 1995 Stock Option Plan; 1997 Executive Stock Option Plan; 2000 Stock Option Plan; 2003 Equity Incentive Plan; 2006 Employee Stock Purchase Plan; outstanding options granted outside these option plans; and pursuant to stock option plans assumed in connection with acquisitions by Overland.

example, if the shareholders approve Proposal 2 and the Board of Directors authorizes a reverse stock split in the ratio of one-for-four, then, upon the date and the time of the filing of the Certificate of Amendment to the Articles of Incorporation to effect such reverse stock split, each share of old common stock will be converted into and reconstituted as one-fourth of a share of new common stock. Any shareholder who held less than four shares of the old common stock would no longer have any stock interest after the one-for-four reverse stock split but instead would receive cash for such shareholder’s fractional interest, the amount of which would be determined in the manner described above.

Our common stock is currently registered under Section 12(b) of the Exchange Act. A reverse stock split would not affect the registration of the common stock under the Exchange Act. After the reverse stock split, and provided the common stock continues to be listed on the NASDAQ Global Market, the common stock would continue to be reported on such market under the symbol “OVRL,” although the letter “D” will be added to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred.

Proportionate voting rights and other rights of the holders of common stock would not be affected by the reverse stock split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the effective time of a reverse stock split would continue to hold 2% of the voting power of the outstanding shares of common stock after a reverse stock split.

We have not in the past declared, nor do we have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that a reverse stock split would have any effect with respect to future distributions, if any, to our shareholders.

Effect of Reverse Stock Split on Authorized Shares of Common Stock

A reverse stock split, if implemented, would not change the number of authorized shares of our common stock, which is 45,000,000 under our Articles of Incorporation. Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of common shares remaining available for issuance would increase.

These additional shares of common stock would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased reserve of shares available for issuance may be used to facilitate public or private financings. If required operating funds cannot be generated by operations, we may need to, among other things, issue and sell unregistered common stock, or securities convertible into common stock, in private transactions. Such transactions might not be available on terms favorable to us, or at all. We may sell common stock at prices less than the public trading price of the common stock at the time, and we may grant additional contractual rights to purchase not available to other holders of common stock, such as warrants to purchase additional shares of common stock or anti-dilution protections.

The increased reserve of shares available for issuance also may be used in connection with potential acquisitions. The ability to use our stock as consideration provides us with negotiation benefits and increases our ability to execute our growth strategy which may include the acquisition of other businesses or technologies.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our employees, consultants and directors. Such equity incentive plans may be used to attract and retain employees or in connection with potential acquisitions as we grants options to the employees of the acquired companies.

The flexibility of the Board of Directors to issue additional shares of common stock could also enhance our ability to negotiate on behalf of the shareholders in a takeover situation. The authorized but unissued shares of common stock could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Shareholders should therefore be aware that approval of this proposal could facilitate future efforts by our Board of Directors to deter or prevent changes in control of our company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking shareholder approval in connection with the contemplated action. If this proposal is approved by the shareholders and a reverse stock split is effected, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or rules. For example, under the rules and policies of the NASDAQ Stock Market, shareholder approval is required for any issuance of 20% or more of our outstanding shares in connection with acquisitions or discounted private placements. Additionally, under California law, shareholder approval is required for the issuance of securities in connection with certain acquisitions where shareholders, immediately before such issuance, do not continue to hold at least five-sixths of our combined voting power after such issuance. We reserve the right to seek a further increase in the authorized number of shares from time to time as considered appropriate by the Board of Directors.

We have no plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional available authorized shares of common stock that would result from a reverse stock split.

Existing Anti-Takeover Mechanisms

Shareholder Rights Plan. Our Board of Directors adopted a shareholder rights plan in August 2005. The rights are attached to, and automatically trade with, the outstanding shares of our common stock. Under certain circumstances, the rights will detach from the common stock and become exercisable for one-third of a share of common stock at an exercise price of $37 per share, subject to adjustment. The rights will reverse split in the same proportion as any reverse split of the common stock. Accordingly, the number of shares of common stock that may be purchased upon exercise of each right will remain the same, but the exercise price of each right will adjust in inverse proportion to the specific ratio approved the Board of Directors. In the event that a person or group (subject to certain exceptions) acquires 15% or more of the outstanding common stock, each right will entitle its holder (other than the person or group which acquired the 15% interest) to purchase from us common stock having a market value equal to twice the exercise price of the right. Following such an event, we may also exchange some or all of the rights for one-third of a share of our common stock per right, subject to adjustment. The exchange ratio will remain the same following any reverse stock split. In addition, if after such an acquisition, our company is involved in a merger or other business combination with that person or group, or with any person if all our shareholders are not treated alike, each right will entitle its holder (other than the person or group which acquired the 15% interest) to purchase common shares of the acquiring company or its parent having a market value equal to twice the exercise price of the right. The rights expire in August 2015 unless earlier redeemed or exchanged. We are entitled to redeem all of the rights at $0.001 per right, subject to adjustment, at any time. The redemption price of the rights will adjust in inverse proportion to any reverse stock split. The rights do not have voting, dividend or distribution rights.

Employment Agreements and Equity Compensation Plans. Some of our employment agreements and equity compensation plans provide for acceleration of vesting and severance benefits under the circumstances described in “Employment, Severance and Change in Control Agreements” below. The acceleration of vesting and the payment of severance benefits upon a change of control may be viewed as an anti-takeover measure, and may have the effect of discouraging a merger proposal, tender offer or other attempt to gain control of our company.

Except as described above, there are no anti-takeover mechanisms present in our governing documents or otherwise, and we have no present plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Effect of Reverse Stock Split on Outstanding Options, Warrants and Rights

All outstanding options, warrants and future or contingent rights to acquire common stock will be appropriately adjusted to reflect a reverse stock split. With respect to outstanding options and warrants to purchase common stock, the number of shares of common stock that such holders may purchase upon exercise of such options or warrants will decrease, and the exercise prices of such options and warrants will increase, in proportion to the fraction by which the number of shares of common stock underlying such options and warrants are reduced as a result of the reverse stock split. The number of rights associated with each outstanding share of common stock, and certain terms of the rights, will also be adjusted appropriately to reflect the reverse stock split. See “Existing Anti-Takeover Mechanisms – Shareholder Rights Plan” above.

Exchange of Stock Certificates

Shortly after the effective date of a reverse stock split, each holder of an outstanding certificate representing old common stock will receive from our transfer agent, Wells Fargo Shareowner Services, instructions for the surrender of such certificate to the transfer agent. Such instructions will include a form of transmittal letter to be completed and returned to the transfer agent. As soon as practicable after the surrender to the transfer agent of any certificate for old common stock, together with a duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of new common stock into which the shares of old common stock previously represented by the surrendered certificate have converted.

Each certificate representing shares of new common stock issued in connection with a reverse stock split will continue to bear any legends restricting the transfer of such shares that were set forth on the surrendered certificates representing the old common stock. Until surrendered, each certificate for old common stock will be deemed at and after a reverse stock split to represent the number of full shares of new common stock contemplated by the preceding paragraph.

There will be no service charges, brokerage commissions or transfer taxes for the exchanges of certificates in connection with a reverse stock split. If any certificates are to be issued in a name other than that in which the certificates for shares of old common stock surrendered are registered, all of the requirements of the transfer agent in connection with transfer of shares, including any fees, will apply.

No Appraisal or Dissenter’s Rights

Under California law, shareholders will not be entitled to dissenter’s or appraisal rights in connection with a reverse stock split.

Certain U.S. Federal Income Tax Consequences

The following is a discussion of certain United States federal income tax considerations relating to the proposed reverse stock split that may be relevant to shareholders. The discussion does not address all of the tax consequences of the proposed reverse stock split that may be relevant to particular shareholders, such as non-United States persons, dealers in securities, or those shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire common shares. Furthermore, no foreign, state or local tax considerations are addressed herein. THE U.S. FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO THE PROPOSED REVERSE STOCK SPLIT ARE COMPLEX AND ARE SUBJECT TO CHANGE (EITHER ON A PROSPECTIVE OR RETROACTIVE BASIS), AND THIS SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL THE POSSIBLE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

We believe that the proposed reverse stock split would, if effected, be treated as a tax-free “recapitalization” for federal income tax purposes. This should result in no material federal income tax consequences to our company or to our shareholders who do not receive cash in the transaction. However, if a shareholder receives cash in the transaction, such shareholder may recognize gain or loss for federal income tax purposes.

Shareholders who do not Receive Cash in Connection with the Reverse Stock Split

If you (a) continue to hold common stock directly immediately after the reverse stock split, and (b) receive no cash as a result of the reverse stock split, you should not recognize any gain or loss as a result of the reverse stock split for federal income tax purposes. Your aggregate adjusted tax basis in the new common stock will be equal to your aggregate adjusted tax basis in the old common stock and you will have the same holding period or periods in your new common stock as you had in the old common stock.

Stockholders who Receive Cash in Connection with the Reverse Stock Split

If you (a) receive cash in exchange for fractional shares as a result of the reverse stock split, (b) you do not continue to hold any common stock directly immediately after the reverse stock split, and (c) you are not related to any person or entity that holds common stock immediately after the reverse stock split, you will recognize capital gain or loss on the reverse stock split for federal income tax purposes, with such gain measured by the difference between the cash you received for your cashed-out shares and your aggregate adjusted tax basis in such common stock.

Assuming that the payment of cash in lieu of the issuance of fractional shares created as a result of the reverse stock split is treated merely as a means of rounding off such fractional shares, a shareholder that receives cash in exchange for fractional shares of common stock as a result of the reverse stock split, but either continues to directly own common stock immediately after the reverse stock split, or is related to a person or entity who continues to hold common stock immediately after the reverse stock split, will recognize capital gain or loss in the same manner as set forth in the previous paragraph, provided that such shareholder’s receipt of cash either is “not essentially equivalent to a dividend,” or constitutes a “substantially disproportionate redemption of stock,” as described below.

•                  Not Essentially Equivalent to a Dividend. You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your proportionate interest in our common stock resulting from the reverse stock split (taking into account for this purpose the common stock owned by persons related to you) is considered a “meaningful reduction” given your particular facts and circumstances. A small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of a corporation should satisfy this test.

•                  Substantially Disproportionate Redemption of Stock. The receipt of cash in the reverse stock split will be a “substantially disproportionate redemption of stock” for you if the percentage of the outstanding shares of our common stock owned by you (and by persons related to you) immediately after the reverse stock split is (i) less than 50% of all outstanding shares and (ii) less than 80% of the percentage of shares of our common stock owned by you immediately before the reverse stock split.

In applying these tests, you will be treated as owning shares of common stock actually or constructively owned by certain individuals and entities related to you. If your receipt of cash in exchange for common stock is not treated as capital gain or loss under any of the tests, it will be treated first as ordinary dividend income to the extent of your ratable share of our current and accumulated earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in all of your shares of common stock, and any remaining amount will be treated as capital gain. However, since we do not have any accumulated earnings and profits for tax purposes, and do not anticipate having any earnings and profits for the current year, it is not expected that any portion of the gain recognized by a shareholder as a result of the proposed reverse stock split would be treated as a dividend for federal income tax purposes.

If you receive cash in exchange for fractional shares and you continue to hold common stock, it is possible that the cash you receive will not be treated as cash that is distributed merely as a means of rounding off fractional shares but rather as an integral part of the transaction. If your cash distribution were so treated, you may be treated as having received cash (in addition to shares of stock) in the recapitalization (as opposed to being treated as having received the cash after the recapitalization in exchange for fractional shares) and you would be required to recognize gain for U.S. federal income tax purposes equal to the lesser of the total gain you realize in the recapitalization or the amount of cash you receive. If you are a remaining stockholder who receives cash, please consult your tax advisor as to your tax treatment of the cash you receive.

Capital Gain and Loss

For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 15%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. Capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.

Special Rate for Certain Dividends

In general, dividends are taxed at ordinary income rates. However, you may qualify for a 15% rate of tax on any cash received in the reverse stock split that is treated as a dividend as described above, if (a) you are an individual or other non-corporate shareholder, (b) you have held the shares of our common stock with respect to which the dividend was received for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date, as determined under the Internal Revenue Code, and (c) you were not obligated during such period (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. You are urged to consult with your tax advisor regarding your applicability for, and the appropriate federal, state, local, foreign or other tax treatment of, any such dividend income. As noted above, however, since it is not anticipated that we will have any current or accumulated earnings and profits (as determined for federal income tax purposes), it is not expected that any income recognized by a shareholder as a result of the proposed reverse stock split would be treated as a dividend.

Backup Withholding

Shareholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the transfer agent in connection with the reverse stock split to avoid backup withholding requirements that might otherwise apply. The letter of transmittal will require each shareholder to deliver such information when the common stock certificates are surrendered following the effective date of the reverse stock split. Failure to provide such information may result in backup withholding at a rate of 28%.

As explained above, the amounts paid to you as a result of the reverse stock split may result in dividend income, capital gain income, or some combination of dividend and capital gain income to you depending on your individual circumstances. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the transaction in light of your specific circumstances.

Required Vote

Approval of an amendment to our Articles of Incorporation to effect a reverse stock split requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. As a result, abstentions and broker non-votes will have the same effect as negative votes.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT IN A SPECIFIC RATIO RANGING FROM ONE-FOR-TWO TO ONE-FOR-TEN, TO BE DETERMINED BY THE BOARD OF DIRECTORS AND EFFECTED, IF AT ALL, WITHIN ONE YEAR FROM THE DATE OF THE ANNUAL MEETING

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2009. PricewaterhouseCoopers LLP has audited our financial statements annually since our inception in 1980. Representatives of PricewaterhouseCoopers LLP are expected to be at the annual meeting to answer any questions and make a statement should they choose to do so.

Although our bylaws do not require that our shareholders approve the appointment of our independent registered public accounting firm, our Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders vote against the ratification of PricewaterhouseCoopers LLP, our Board of Directors will reconsider whether or not to retain the firm. Even if our shareholders ratify the appointment, our Board of Directors may choose to appoint a different independent registered public accounting firm at any time during the year if our Board of Directors determines that such a change would be in the best interests of our company and our shareholders.

Independent Registered Public Accounting Firm Fees and Services

The following table summarizes the aggregate fees billed to the company by its independent registered public accounting firm, PricewaterhouseCoopers LLP for the fiscal years ended July 1, 2007 and June 29, 2008.

	2007	2008

Audit Fees (1)	$671,697	$739,992
Audit-Related Fees (2)	0	0
Tax Fees (3)	0	0
All Other Fees (4)	0	0
Total	$671,697	$739,992

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees. During fiscal years 2007 and 2008 there were no such services rendered to us by PricewaterhouseCoopers LLP.

(3)

Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning. During fiscal years 2007 and 2008 there were no such services rendered to us by PricewaterhouseCoopers LLP.

(4)

All Other Fees consist of fees for products and services other than the services reported above. During fiscal years 2007 and 2008 there were no such services rendered to us by PricewaterhouseCoopers LLP.

Pre-Approval Policies and Procedures

As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by PricewaterhouseCoopers LLP during fiscal years 2007 and 2008 were pre-approved by the Audit Committee. The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing services to us for the fiscal year ended June 29, 2008 and has concluded that such services are compatible with their independence as our auditors.

Vote Required

Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares casting votes in person or by proxy on this proposal at the annual meeting. The number of votes cast in favor of this proposal must also be at least a majority of the required quorum. The presence in person or by proxy of the persons entitled to vote a majority of shares our common stock will constitute a quorum under our bylaws. Abstentions will be counted towards the tabulation of votes cast on this proposal. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION

OF  PRICEWATERHOUSECOOPERS LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INFORMATION ABOUT OUR BOARD OF DIRECTORS

Director Independence

The Board of Directors, upon the recommendation of the Nominating and Governance Committee, has affirmatively determined that Ms. Denzel and Messrs. Degan, Kelly, McClendon, Miller and Norkus are independent directors within the meaning of Nasdaq Marketplace Rule 4200(a)(15). Mr. LoForti does not meet the independence requirements under Nasdaq Marketplace Rule 4200(a)(15) because he is our President and Chief Executive Officer. In the course of determining whether Ms. Denzel and Messrs. Degan, Kelly, McClendon, Miller and Norkus were independent under Nasdaq Marketplace Rule 4200(a)(15), the Board of Directors considered the following transactions, relationships and arrangements not required to be disclosed in “Certain Relationships and Related Party Transactions”:

•                  Although Mr. McClendon served as our Interim President and Chief Executive Officer from November 2006 through August 2007, he is not automatically disqualified from being an independent director under Nasdaq Marketplace Rule 4200(a)(15) because he served in these interim positions for less than one year. In August 2007, the Board of Directors, upon the recommendation of the Nominating and Governance Committee, found that Mr. McClendon, upon his resignation from the interim positions, had no relationship with our company which, in the opinion of the Board of Directors, would interfere with his exercise of independent judgment in carrying out the responsibilities of a director.

Meetings of the Board and Committees

Board of Directors. Our Board of Directors currently has seven directors. During fiscal 2008, our Board of Directors held 12 meetings and each director attended at least 75% of all meetings of the Board of Directors and applicable committees, during the periods that he or she served.

Committees. During fiscal 2008, our Board of Directors had the following three committees:  Audit, Compensation, and Nominating and Governance.

The charters of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, which have been adopted by the Board of Directors, are publicly available on our website at www.overlandstorage.com. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are comprised entirely of independent directors as defined in Nasdaq Marketplace Rule 4200(a)(15). Current membership of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee is as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Robert A. Degan (Chairman)	William J. Miller (Chairman)	Michael Norkus (Chairman)
Eric L. Kelly	Robert A. Degan	Nora M. Denzel
Michael Norkus	Nora M. Denzel	Eric L. Kelly
William J. Miller

Each of the above-listed committee members served in such capacity for all of the last fiscal year, except (i) Mr. Kelly was appointed to the Audit Committee and the Nominating and Governance Committee in November 2007, and  (ii) Ms. Denzel was appointed to the Compensation Committee and Nominating and Governance Committee in November 2007.

During the last fiscal year, Mr. Norkus was a member of the Compensation Committee until November 2007, and Mr. Degan was a member of the Nominating and Governance Committee until November 2007.

Audit Committee. The Audit Committee held six meetings during fiscal 2008. The Audit Committee acts pursuant to the Audit Committee Charter and currently performs the following functions, among others:

•                  reviews our annual and quarterly financial statements and oversees the annual and quarterly financial reporting processes;

•                  reviews and approves related party transactions;

•                  selects our independent registered public accounting firm, pre-approves all audit and non-audit services by them, oversees and approves their compensation, confirms their independence and reviews the scope of their activities;

•                  receives and considers our independent registered public accounting firm’s comments as to the adequacy and effectiveness of our accounting and financial controls;

•                  retains independent counsel, accountants, or others at the expense of the company to advise the committee or assist in the conduct of an investigation;

•                  reviews the company’s effectiveness and methodology for monitoring compliance with laws and regulations and oversees any investigations regarding compliance matters;

•                  reviews the process for communicating our Code of Business Conduct and Ethics to company personnel and monitors compliance with such code of ethics; and

•                  considers the effectiveness of our company’s internal control over the financial reporting process, including information technology security and control.

Nasdaq Marketplace Rule 4350(d)(2)(A) requires the audit committee of each listed issuer to have at least three independent members, at least one of whom is a financial expert.   As a result of the resignation of Mark Barrenechea in June 2007, for a portion of fiscal year 2008, the Audit Committee was comprised of two independent members, one of whom was a financial expert. In November 2007, the company regained compliance with Nasdaq Marketplace Rule 4350(d)(2)(A) when the Board appointed Mr. Kelly to the Audit Committee.

In addition to being independent under Nasdaq Marketplace Rule 4200(a)(15), all members of the Audit Committee must meet the additional independence standards for audit committee members set forth in SEC Rule 10A-3(b)(1) and Nasdaq Marketplace Rule 4350(d)(2)(A). The Board of Directors has determined that Mr. Degan qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

Compensation Committee. The Compensation Committee held five discrete meetings and two joint meetings with the Board during fiscal 2008. The Compensation Committee acts pursuant to the Compensation Committee Charter adopted by the Board of Directors and currently performs the following functions, among others:

•                  reviews and approves executive and director compensation levels;

•                  reviews the performance of our CEO;

•                  awards stock options and restricted stock, and administers our various equity compensation and employee stock purchase plans; and

•                  reviews director compensation.

In addition to being independent under Nasdaq Marketplace Rule 4200(a)(15), all members of the Compensation Committee must qualify as “non-employee directors” under Rule 16b-3 under the Exchange Act and “outside directors” under Section 162(m) of the Internal Revenue Code, in accordance with the Compensation Committee Charter. The Compensation Committee may delegate to a subcommittee of two or more directors the authority to make grants under our equity-based incentive plans to employees and consultants who are not executive officers or directors of our company.

The Compensation Committee reviews the compensation packages of the named executive officers at least once annually, generally in November. In determining the appropriate compensation levels for our Chief Executive Officer, the Compensation Committee meets outside the presence of our executive officers and other employees. With respect to our other executive officers, our Chief Executive Officer reviews the performance of each executive officer with the Compensation Committee and makes recommendations.

The Compensation Committee evaluates executive performance with the goal of setting compensation levels competitive with companies in the computer peripherals industry of similar revenue, with adjustments for individual experience levels and performance. To help fulfill its responsibilities, the Compensation Committee periodically engages third-party executive compensation consultants to gather market data and to conduct reviews of our executive compensation program. In making decisions regarding salary levels for our named executive officers, the Compensation Committee used compensation consultants to advise only with respect to Mr. LoForti during fiscal 2008.

With new hires, the Compensation Committee took and takes into account past compensation history, any compensation forfeited by the new hire experienced in leaving such new hire’s immediately prior job, or any uniquely valuable skills the new hire might bring to us to enhance shareholder value. With internal promotions to executive officers, the Compensation Committee also takes into account past compensation history, the new levels of responsibility of the executive officer, and the importance of maintaining the continued employment of an individual with an established history of contributing to shareholder value and a thorough knowledge of our company.

To set the compensation for Mr. LoForti upon his promotion to President and Chief Executive Officer in August 2007, the Compensation Committee relied on a report prepared by independent compensation specialists Pearl Meyer & Partners (PM&P) in connection with the compensation of Mr. LoForti’s predecessor, Scott McClendon. PM&P provided the Compensation Committee with compensation data for the following selected peer group which generally approximated the attributes of a comparable company. These peer group companies were all in the “computer storage & peripherals” industry and had annual revenues between $100 million to $600 million and had a market capitalization of less than $1 billion. The peer group of companies were:

Adaptec, Inc.

Datalink Corporation

Dot Hill Systems Corporation

Hypercom Corporation

Innovex Inc.

Iomega Corporation

Key Tronic Corporation

MTI Technology Corporation

Novatel Wireless Inc.

Presstek, Inc.

Printronix Inc.

Simpletech Inc.

Synaptics Inc.

Until October 2006, the Compensation Committee had established quarterly cash bonus awards primarily based on our degree of achievement of the quarterly operating plan goals set each quarter by the Board of Directors (typically earnings per share) in consultation with management. If these goals were satisfied, management was eligible to receive bonuses based on success in achieving specific objectives established and assessed by the Compensation Committee. As discussed further below, the cash bonus program was suspended by the Compensation Committee in October 2006. The Compensation Committee periodically evaluates the merits of reinstating this program or another cash bonus program.

In April 2006, the Compensation Committee retained the services of Watson Wyatt to conduct an Incentive Program Review. Specifically, the Compensation Committee asked Watson Wyatt to review the long-term incentive program and develop a strategy for managing compensation-share usage and to evaluate the executive short-term incentive plan to ensure it effectively motivates and rewards the senior executive team. After evaluating the program recommended by Watson Wyatt, the Compensation Committee decided not to implement it but may re-consider it in the future.

The compensation consultants retained by the Compensation Committee act as independent advisors to the Compensation Committee and they have no other consulting relationships with our company or its management.

Nominating and Governance Committee.  The Nominating and Governance Committee held four discrete meetings and one joint meeting with the Board during fiscal 2008.  The Nominating and Governance Committee currently performs the following functions, among others:

•                  identifies individuals qualified to become members of the Board of Directors;

•                  recommends the persons to be nominated for election as directors at the annual meeting of shareholders;

•                  regularly reviews and advises the Board of Directors with respect to corporate governance principles and policies applicable to our company; and

•                  oversees the annual evaluation of the director effectiveness.

The Nominating and Governance Committee is responsible for reviewing with the Board of Directors, on an annual basis, the appropriate skills and characteristics required of directors in the context of the current make-up of the Board of Directors and to set those forth in writing. This assessment includes issues of diversity, experience, judgment, ability and willingness to devote the necessary time, and familiarity with domestic and/or international markets, all in the context of an assessment of the perceived needs of our company.  The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. The Nominating and Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess.

The Nominating and Governance Committee will consider nominees recommended by our shareholders if the nominee recommendations are submitted in writing and sent care of the Secretary by mail to our offices at 4820 Overland Avenue, San Diego, California 92123

The Nominating and Governance Committee will evaluate nominees recommended by our shareholders under the same criteria as other nominees.

Director Compensation Table

The following table provides compensation information for the year ended June 29, 2008 for each non-employee member of our Board of Directors.  See “Summary Compensation Table” for information related to the compensation of Mr. McClendon, who served as our Interim President and Chief Executive Officer from November 1, 2006 to August 8, 2007.

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)	Total
Robert A. Degan	$45,500	$22,540	$68,040
Nora M. Denzel	$26,250	$17,062	$43,312
Eric L. Kelly	$26,250	$17,062	$43,312
William J. Miller	$44,750	$22,540	$67,290
Michael Norkus	$43,250	$22,540	$65,790

(1)  The amounts listed in this column represent the dollar amount we recognized for financial statement reporting purposes with respect to fiscal 2008 (for awards made both in and before fiscal 2008), disregarding an estimate of forfeitures related to service-based vesting conditions, under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” or SFAS No. 123(R).  For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of these awards, see Note 10 to the consolidated financial statements included in our annual report on Form 10-K for the year ended June 29, 2008.

(2)     At fiscal year end, the aggregate number of shares subject to outstanding option awards for each director was as follows:  Mr. Degan – 139,000; Ms. Denzel – 18,000; Mr. Kelly – 18,000, Mr. Miller – 43,500; and Mr. Norkus – 54,000.

Overview of Non-Employee Director Compensation and Procedures

We compensate non-employee directors through a mix of cash and equity-based compensation.  In November 2005, the Compensation Committee reviewed the level of director compensation in comparison to like companies and concluded that the level of director compensation was appropriate.  Each non-employee director receives a quarterly retainer of $5,000, plus $2,500 for each meeting attended ($1,250 if held telephonically), plus reimbursement for expenses. The Chairman of the Board receives an additional $2,500 per quarter in addition to the non-employee director fee of $5,000 per quarter.  However, Mr. McClendon did not receive a Chairman of the Board fee or other fees paid to non-employee directors while serving as our Interim President and Chief Executive Officer.  Members of the Audit Committee and the Compensation Committee receive a retainer of $500 per quarter in lieu of a fee for committee meetings attended during a quarter and members of the Nominating and Governance Committee receive $500 for each committee meeting attended ($250 if held telephonically and no fee if held the same day as a board meeting).  We also reimburse expenses incurred by non-employee directors to attend meetings.

In addition to the cash component of compensation, each non-employee director receives stock options.  Under the company’s 2003 Equity Incentive Plan (2003 Plan), our methodology for options and other equity awards granted to non-employee directors is a formula-based methodology.  Pursuant to the 2003 Plan, each non-employee director receives a nonqualified stock option to purchase 18,000 shares on the same date as our annual meeting of shareholders.  These options are exercisable at fair market value on the date of grant and vest in equal monthly installments over a 12-month period, as measured from the grant date.  The formula-based stock options changed from a ten-year non-qualified stock option to a six-year non-qualified stock option when our shareholders approved amendments to the 2003 Plan in November 2007.  On November 13, 2007, Messrs. Degan, McClendon, Miller and Norkus each received an annual option grant for 18,000 shares.  Under the 2003 Plan, when a new non-employee director joins the board, such director will be awarded a new option for a number of shares determined by multiplying 1,500 by the number of months remaining until the next scheduled annual meeting date, giving credit for any partial month.  Such option will vest at the rate of 1,500 shares per month and will be fully-vested at the next annual meeting date, at which time the director will receive the normal annual stock option grant.  In connection with their appointments to the Board, pursuant to the 2003 Plan, Ms. Denzel and Mr. Kelly each received an option for 18,000 shares on November 13, 2007.

Equity Ownership by the Board of Directors

Pursuant to stock ownership guidelines recommended by our Nominating and Governance Committee and  as approved by the Board of Directors, each director is expected to own at least 1,000 shares of our common stock during their term of service as a director, with new directors expected to acquire at least that number of shares within 90 days of commencement of service as a director.

Shareholder Communications with the Board of Directors

We have adopted a formal process by which shareholders may communicate with our Board of Directors.  Communications to the board must either be in writing and sent care of the Secretary by mail to our offices at 4820 Overland Avenue, San Diego, California 92123, or delivered via e-mail to secretary@overlandstorage.com.  This centralized process will assist the Board of Directors in reviewing and responding to shareholder communications in an appropriate manner. The name of any specific intended recipient should be noted in the communication.   All communications (i) must be accompanied by a statement of the type and amount of the securities of our company that the person holds,  (ii) must identify any special interest, meaning an interest not in the capacity of a shareholder of our company, of the person submitting the communication, and (iii) the address, telephone number and e-mail address, if any, of the person submitting the communication.  The Board of Directors has instructed the Secretary to forward it such correspondence; however, before forwarding any correspondence, the Board of Directors has also instructed the Secretary to review such correspondence and, in the Secretary’s discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for director consideration.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC.  Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons met all of the applicable Section 16(a) filing requirements during fiscal 2008.

Code of Business Conduct and Ethics

We have adopted the Overland Storage, Inc. Code of Business Conduct and Ethics, which applies to our directors, executive officers and employees.  A copy of the Code of Business Conduct and Ethics is publicly available on our website at www.overlandstorage.com.  If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the code applying to our principal executive officer or our principal financial or accounting officer, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of October 15, 2008, and their positions are shown below.  Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Name	Age	Position Held
Vernon A. LoForti	55	President, Chief Executive Officer and Secretary
W. Michael Gawarecki	60	Vice President of Operations and New Product Delivery
Kurt L. Kalbfleisch	42	Vice President of Finance and Chief Financial Officer
Ravi Pendekanti	41	Vice President of Worldwide Marketing and Sales

Vernon A. LoForti is a director.  See “Proposal 1, Election of Directors” for a description of his business experience.

W. Michael Gawarecki has served as Vice President of Operations since joining us in July 1998 and as Vice President of New Product Delivery since February 2008.  From October 1997 to June 1998, he was Vice President of Operations for SubMicron Systems Corporation, a supplier of equipment to the semiconductor industry.  From February 1994 to September 1997, Mr. Gawarecki was Director of California Operations for Millipore Corporation, a supplier of purification products to the biopharmaceutical and semiconductor industries.  From February 1993 to January 1994, he was Director of Advanced Manufacturing at Telectronics Pacing Systems, a medical device company.

Kurt L. Kalbfleisch has served as our Chief Financial Officer since February 2008 and as our Vice President of Finance since July 2007.  He served as our Interim Chief Financial Officer from August 2007 to February 2008.  Mr. Kalbfleisch has been an employee of our company since December 1993 and has served in key management roles in our finance department during that time.  Prior to joining our company, Mr. Kalbfleisch worked as a manufacturing budget analyst for McDonnell Douglas Corporation, a major aerospace manufacturer and defense contractor, from July 1989 to December 1993.

Ravi Pendekanti joined us in April 2008 as our Vice President of Worldwide Marketing and in August 2008 also took on the role as our Vice President of Worldwide Sales.  Prior to joining Overland, Mr. Pendekanti was  Solutions Executive at Silicon Graphics, Inc., a provider of server, storage and visualization solutions, from December 2006 to April 2008.  From January 2005 to August 2006 he was Senior Director, Intellectual Capital Capture and Solutions, at Sun Microsystems, Inc., a provider of network computing infrastructure solutions.  From April 2004 to January 2005 he was the Vice President of Worldwide Marketing for Intransa, Inc., a maker of disk-based storage devices.  During the period of 1997 to 2004, he served in a number of management roles with Sun Microsystems, Inc., including Senior Product Manager, Systems Management (February 1997 to June 1998), Product Line Manager, Systems Management and Resource Marketing (July 1998 to March 2001), Director, Reference Architectures Marketing (April 2001 to April 2003), and Senior Director, Reference Architecture (April 2003 to April 2004).  During the period of 1990 to 1997, he held various marketing management roles at Hewlett-Packard Company, Compuware Corporation and Network General Corporation.

There were no arrangements or understandings between any officer and any other person pursuant to which such executive officer was or is to be selected as an executive officer. There are no family relationships between any executive officer, director or person nominated by the company to become a director or executive officer.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by each of the named executive officers for the fiscal years ended June 29, 2008 and July 1, 2007.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Vernon A. LoForti	2008	388,989		—	154,672	26,717	570,378
President, Chief Executive Officer and Secretary (3)	2007	297,750		—	—	25,958	323,708

Scott McClendon	2008	89,327	(4)	—	36,068	1,144	126,539
Former Interim President and Chief Executive Officer	2007	287,058	(4)	—	200,206	12,530	499,794

Robert Farkaly	2008	269,927	(6)	—	107,368	26,375	403,670
Vice President of Worldwide Sales (5)	2007	200,654	(6)	233	32,991	21,361	255,239

Kurt L. Kalbfleisch	2008	233,237	(7)	30,000	56,616	32,757	352,610
Vice President Finance and Chief Financial Officer (8)	2007	177,731	(7)	233	2,935	23,603	204,502

(1)     Amounts listed in the “Option Awards” columns represent the dollar amount we recognized for financial statement reporting purposes with respect to fiscal 2008 and fiscal 2007, disregarding an estimate of forfeitures related to service-based vesting conditions, under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” or SFAS No. 123(R).  For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of these awards in each fiscal year, see Note 10 to the consolidated financial statements included in our annual report on Form 10-K for the year ended June 29, 2008.

(2)     Amounts listed in this column reflect (i) employer matching contributions that we made on behalf of our named executive officers under our 401(k) plan, (ii) premiums we paid on their behalf for term life and disability insurance, (iii) premiums we paid on their behalf for medical and dental insurance, and (iv) out-of-pocket medical expenses we paid on their behalf (including gym memberships).  The amounts we paid to the named executive officers in fiscal 2008 and 2007 include the following:

Name	Fiscal Year	401k Match	Life/ Disability Insurance Premiums	Medical/ Dental Premiums	Out-of- Pocket Medical Expenses	Total
Vernon A. LoForti	2008	$9,338	$2,557	$10,726	$4,096	$26,717
	2007	8,245	2,217	13,447	2,049	25,958

Scott McClendon	2008	$554	$473	$117	—	$1,144
	2007	10,938	1,182	410	—	12,530

Robert Farkaly	2008	$9,851	$1,883	$13,900	$741	$26,375
	2007	9,029	997	11,335	—	21,361

Kurt L. Kalbfleisch	2008	$9,334	$1,437	$19,746	$2,240	$32,757
	2007	7,181	772	15,650	—	23,603

(3)     During the 2007 fiscal year, Mr. LoForti served as our Vice President, Chief Financial Officer and Secretary and was our principal financial officer.  Mr. LoForti was promoted to President and Chief Executive Officer in August 2007.  Mr. LoForti continues to serve as Secretary.

(4)     Mr. McClendon served as our Interim President and Chief Executive Officer from November 1, 2006 to August 8, 2007.  While serving as an executive officer, Mr. McClendon was not paid non-employee director fees or his Chairman of the Board fees.  Amounts included in the “Salary” column for 2007 reflect non-employee director fees and Chairman of the Board fees of $25,750 in the aggregate paid to Mr. McClendon during the period of July 3, 2006 to October 31, 2006, and base salary of $261,308 paid to Mr. McClendon during the period of November 1, 2006 to July 1, 2007.  Amounts included in the “Salary” column for 2008 reflect base salary of $45,577 paid to Mr. McClendon during the period of July 2, 2007 to August 8, 2007 and non-employee director fees and Chairman of the Board fees of $43,750 in the aggregate paid to Mr. McClendon during the period of August 8, 2007 to June 29, 2008.  Mr. McClendon currently serves as our Chairman of the Board.

(5)     Mr. Farkaly’s employment with the company terminated on August 27, 2008.

(6)     Amounts listed in the “Salary” column include sales commissions of $129,927 earned in fiscal 2008 and $17,500 earned in fiscal 2007.

(7)     Amounts included in the “Salary” column reflect vacation payout in the amount of $25,814 in fiscal 2008 and $18,154 in fiscal 2007.

(8)     Mr. Kalbfleisch has served as our Chief Financial Officer since February 2008 and as our Vice President of Finance since July 2007.  He also served as our Interim Chief Financial Officer from August 2007 to February 2008.

Outstanding Equity Awards At Fiscal Year-End

The following table provides information about the current holdings of stock options by our named executive officers at June 29, 2008.  This table includes unexercised and unvested option awards.  Each option award is shown separately for each named executive officer.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)
Scott McClendon	50,000		—	$6.60	7/2/2011
	18,000		—	8.51	11/15/2015
	75,000		—	4.29	12/20/2016
	10,500	(2)	7,500	1.77	11/13/2013

Vernon A. LoForti	30,000		—	5.63	10/12/2009
	1,500		—	8.25	2/18/2010
	30,000		—	7.41	12/4/2010
	208,333	(3)	41,667	1.62	8/13/2010

Robert Farkaly (4)	4,861	(5)	139	9.50	7/4/2015
	8,889	(5)	1,111	7.82	10/5/2015
	7,778	(5)	12,222	3.75	4/24/2017
	104,167	(6)	20,833	1.62	8/13/2010

Kurt L. Kalbfleisch	2,000		—	5.00	7/8/2008
	5,000		—	5.75	9/8/2009
	5,000		—	9.75	11/14/2010
	4,500		—	6.90	6/25/2011
	2,500		—	9.72	8/8/2012
	694		—	8.03	5/22/2016
	62,500	(3)	12,500	1.62	8/13/2010
	8,333	(3)	16,667	1.32	2/14/2011

(1)	Each option expires ten years from the date of grant unless otherwise footnoted.

(2)	This option vests monthly for one year and has a six-year term.

(3)	This option vests monthly for one year and has a three-year term.

(4)	Mr. Farkaly’s employment terminated August 27, 2008. His options will expire in November 2008 if the vested portions are not exercised before that date.

(5)	This option vests monthly for three years.

(6)	This option vests monthly for one year.

Employment, Severance and Change in Control Agreements

Employment Agreements.  The following describes the employment arrangements we have with our named executive officers.

Scott McClendon.  In November 1, 2006, the board appointed Mr. McClendon as our Interim President and Chief Executive Officer, and Mr. McClendon served in this position until August 2007. The Compensation Committee approved a compensation package for Mr. McClendon that consisted of a monthly salary of $32,916.67. The base salary was equivalent to the base salary earned by Mr. McClendon’s predecessor, Christopher Calisi, at the time of his departure.  Mr. McClendon also participated in our employee benefit plans. Mr. McClendon did not receive fees paid to our non-employee directors or the Chairman of the Board fee while serving as Interim President and Chief Executive Officer.

The Compensation Committee retained the services of PM&P to assist it in determining the appropriate compensation package for Mr. McClendon.  The final package consisted of a salary and stock option award which the Compensation Committee determined to be market compensation level for CEOs of similarly-situated companies as provided by PM&P.

In December 2006, Mr. McClendon received an option to purchase up to 75,000 shares of our common stock at the purchase price of $4.29 per share, the closing price of our common stock on the date of grant.  The option was immediately vested as to 6,250 shares (reflecting the commencement of service as Interim President and Chief Executive Officer on November 1, 2006), with the remainder vesting at a rate of 6,250 shares on the first day of each month commencing January 1, 2007 through November 1, 2007, subject to Mr. McClendon’s continuing service to us.

Vernon A. LoForti.  In connection with his appointment as President and Chief Executive Officer in August 2007, Mr. LoForti’s annual base salary was increased from $297,750 to $400,000.  Prior to this increase, Mr. LoForti’s salary was last increased in November 2004 while he served as our Vice President and Chief Financial Officer.  In determining Mr. LoForti’s current compensation, the Compensation Committee considered the compensation earned by Mr. Calisi and Mr. McClendon, each of whom previously served as President and Chief Executive Officer, and reviewed all components of Mr. LoForti’s compensation, including base salary, bonus, long-term incentive awards, accumulated realized and unrealized stock option gains, matching contributions under the company’s 401(k) plan and other benefits and perquisites provided to Mr. LoForti.  In August 2007, Mr. LoForti was granted an option to purchase up to 250,000 shares of our common stock at the purchase price of $1.62 per share, the closing price of the company’s common stock on the date of grant.

We entered into an employment agreement with Mr. LoForti in December 2000 pursuant to which Mr. LoForti continued employment as our Vice President and Chief Financial Officer. The employment agreement was amended and restated in September 2007 to reflect Mr. LoForti’s promotion to President and Chief Executive Officer and his new salary.  It was also amended to add severance provisions, as the severance provisions previously in effect under the agreement had expired on December 3, 2003.  These severance provisions provide that if we terminate Mr. LoForti’s employment without cause, then we are obligated to pay him a severance payment equal to his base salary, payable on a pro-rated basis according to our normal payroll cycle for the 12 months following his termination. In addition, he is entitled to receive accelerated vesting for any stock options that would otherwise have vested during the 12-month period following his termination. He is also entitled to receive the cash severance payment if he resigns following any of the following events (good reason): (i) reduction in compensation of more than 10%; (ii) change in position or duties so that his duties are no longer consistent with his previous position; or (iii) change in principal place of work to more than 50 miles from our current facility without his approval.  The payment of the severance benefits described above are conditioned on the execution by Mr. LoForti of a general release of all claims against us.  The employment agreement has a one-year term, automatically renews for successive one-year terms unless one of the parties timely gives notice to terminate, and provides that our Board of Directors may unilaterally modify Mr. LoForti’s compensation at any time.   Mr. LoForti is also party to a retention agreement, as described below.

Kurt L. Kalbfleisch.  As our Vice President of Finance and Chief Financial Officer, Mr. Kalbfleisch is an at-will employee and may be terminated by us for any reason, with or without notice.  Mr. Kalbfleisch assumed the role of Chief Financial Officer on February 14, 2008; previously he had been serving as our Interim Chief Financial Officer since August 7, 2007.  In connection with his appointment as Chief Financial Officer, his annual salary was increased from $200,000 to 225,000 and he received a stock option as described below. Mr. Kalbfleisch earned cash bonuses of $10,000 each in October 2007, January 2008, April 2008 and July 2008.  On August 13, 2007, he received an option to purchase up to 75,000 shares of the company’s common stock at the purchase price of $1.62 per share (the closing price of our common stock on the date of grant) and on February 14, 2008, he received an option to purchase up to 25,000 shares of the company’s common stock at the purchase price of $1.32 per share (the closing price of our common stock on the date of grant).  Both options (i) were granted pursuant to the 2003 Equity  Incentive Plan (2003 Plan), (ii) vest over one year in equal monthly installments, (iii) will accelerate upon a “Change in Control” as defined in the 2003 Plan, and (iv) have a three-year life, subject to continuous service.

Robert Farkaly.  Mr. Farkaly’s employment with us terminated in August 2008.  At the time of termination, Mr. Farkaly earned an annual salary of $280,000, with $140,000 of that amount guaranteed as base salary and $140,000 tied to performance.  He was an at-will employee and could be terminated by us for any reason, with or without notice.  We entered into a separation agreement with Mr. Farkaly under which we agreed to:  (i) provide Mr. Farkaly a lump sum payment of $43,077 equal to four months base salary; and (ii) pay health benefit premiums on Mr. Farkaly’s behalf for a period not to extend beyond six months.  In exchange, Mr. Farkaly executed a general release of all claims against us.

Retention Agreements.   We entered into retention agreements with Mr. LoForti effective January 27, 2000, with Mr. Farkaly effective July 10, 2007, and with Mr. Kalbfleisch effective July 23, 2007.   These agreements provide that the executive officer will receive a lump sum severance payment if, within two years of the consummation of a change in control of our company, such executive officer is terminated without cause or resigns with good reason.  These severance payments are based on the executive officer’s base salary at the time of the consummation of the change in control or the termination date, whatever is higher, plus such executive officer’s target bonus for the year before the consummation of the change in control.  In the case of Mr. Farkaly, severance payments are based on his base salary at the time of the consummation of the change in control or the termination date, whichever is higher, plus his target commission for the year he is eligible to receive, before a change of control, in the event targeted revenue is achieved for the year.  The agreements provide that, upon a change in control, Mr. LoForti would be entitled to receive an amount equal to 2.0 times his base salary, plus target bonus, and Messrs. Farkaly and Kalbfleisch each would be entitled to an amount equal to their respective base salary, plus target bonus (and target commission in the case of Mr. Farkaly).  If any portion of any payment under the retention agreements would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the Internal Revenue Code.  The agreements also provide that if the executive officer elects to continue insurance coverage as provided by the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), we will reimburse the executive the amount of the premiums incurred by the executive officer for 12 months following the termination date.  The consideration payable to an executive officer under the agreements is contingent upon such executive officer signing a general release of claims against us.

In September 2007, we entered into amended and restated retention agreements with each of Messrs. LoForti, Farkaly and Kalbfleisch.  The amendments to the retention agreements primarily concerned (i) structuring the timing of severance payments under the retention agreements so that they will not be considered “deferred compensation” under Section 409A of the Internal Revenue Code, and (ii) updating the arbitration provisions and the form of general release to conform to recent legal developments under state and federal law.  The amount and nature of the severance benefits under the retention agreements did not change.

Mr. Farkaly became ineligible for benefits under his amended and restated retention agreement upon termination of his employment in August 2008.

Stock Option Agreements.   All unvested stock options held by named executive officers will become fully-vested in the event of a merger, sale, liquidation or other change in control of the company.

Cancellation of Certain Stock Options

In November 2007, our shareholders approved the cancellation of stock options with an exercise price of $10 per share or more held by our officers and directors as described in Proposal 2 of our definitive proxy statement filed with the SEC on October 10, 2007, which description is incorporated herein by reference. The stock options cancelled include the following:

	Option	Number	Per Share
Optionee Name	Grant Date	of Shares	Exercise Price	Plan Name
Robert Degan	1/20/2003	22,000	$14.75	2000 Stock Option Plan
	3/3/2005	12,000	$14.67	2003 Equity Incentive Plan

Robert Farkaly	6/25/2003	5,000	$20.25	2000 Stock Option Plan
	11/18/2004	5,000	$13.98	2003 Equity Incentive Plan

Mike Gawarecki	4/21/2000	20,000	$10.00	1997 Stock Option Plan
	7/10/2002	52,500	$13.50	2000 Stock Option Plan
	11/17/2003	10,000	$19.33	2003 Equity Incentive Plan
	11/15/2004	31,400	$14.29	2003 Equity Incentive Plan

Kurt Kalbfleisch	4/21/2000	8,000	$10.00	1995 Stock Option Plan
	7/2/2003	10,000	$20.13	1995 Stock Option Plan
	11/18/2004	3,500	$13.98	2003 Equity Incentive Plan

Vernon LoForti	4/21/2000	20,000	$10.00	1997 Stock Option Plan
	7/10/2002	60,000	$13.50	2000 Stock Option Plan
	11/17/2003	10,000	$19.33	2003 Equity Incentive Plan
	11/15/2004	29,700	$14.29	2003 Equity Incentive Plan

Scott McClendon	1/20/2003	11,000	$14.75	2000 Stock Option Plan
	11/17/2003	18,000	$19.33	2003 Equity Incentive Plan
	11/15/2004	18,000	$14.29	2003 Equity Incentive Plan

Michael Norkus	8/11/2004	4,500	$11.05	2003 Equity Incentive Plan
	11/15/2004	18,000	$14.29	2003 Equity Incentive Plan

Robert Scroop	7/10/2002	60,000	$13.50	2000 Stock Option Plan
	11/17/2003	10,000	$19.33	2003 Equity Incentive Plan
	11/15/2004	29,700	$14.29	2003 Equity Incentive Plan

Total Shares Cancelled		468,300

Employee Benefit Plans

In addition to the other compensation plans described above, we maintain the following employee benefit plans, each of which is administered by the Compensation Committee, under which the named executive officers may participate or receive compensation. Only the 2003 Equity Incentive Plan (2003 Plan) and the 2006 Employee Stock Purchase Plan are currently active.

1995 Stock Option Plan. In October 1995, our shareholders approved our 1995 Stock Option Plan as amended (1995 Plan). A total of 1,000,000 shares of common stock were authorized for issuance under the 1995 Plan. The Board of Directors terminated the 1995 Plan effective upon shareholder approval of the 2003 Plan (the 2003 Plan Adoption Date). On the 2003 Plan Adoption Date, shares of common stock which remained available for issuance under the 1995 Plan were rolled into the reserve of shares available for new awards under the 2003 Plan, and any shares that are issuable upon exercise of options granted pursuant to the 1995 Plan that expire or become unexercisable for any reason without having been exercised in full after the 2003 Plan Adoption Date are also rolled into the reserve of shares available for new awards under the 2003 Plan. The shares subject to cancelled options described under “Cancellation of Certain Stock Options” did not become available for issuance under the 2003 Plan. The 1995 Plan provided that our non-employee directors, employees and consultants, and those of our majority-owned subsidiaries, were eligible to receive options exercisable into shares of common stock. The options granted under the 1995 Plan are exercisable at fair market value on the date of issuance, vest over a maximum of five years and have a term of ten years from the date of grant.

1997 Executive Stock Option Plan. In November 1997, our shareholders approved our 1997 Executive Stock Option Plan (the 1997 Plan). A total of 800,000 shares of common stock were authorized for issuance under the 1997 Plan. The Board of Directors terminated the 1997 Plan as to new grants effective upon the 2003 Plan Adoption Date. On the 2003 Plan Adoption Date, shares of common stock which remained available for issuance under the 1997 Plan were rolled into the reserve of shares available for new awards under the 2003 Plan, and any shares that are issuable upon exercise of options granted pursuant to the 1997 Plan that expire or become unexercisable for any reason without having been exercised in full after the 2003 Plan Adoption Date are also rolled into the reserve of shares available for new awards under the 2003 Plan. The shares subject to cancelled options described under “Cancellation of Certain Stock Options” did not become available for issuance under the 2003 Plan. Eligibility under the 1997 Plan was limited to our employees and the employees of our majority-owned subsidiaries. The options granted under our 1997 Plan are exercisable at fair market value on the date of issuance, vest over a maximum of five years and have a term of ten years from the date of grant.

2000 Stock Option Plan. In October 2000, our shareholders approved our 2000 Stock Option Plan (2000 Plan). In October 2001, our shareholders approved an amendment to our 2000 Plan to increase the number of shares of common stock available for issuance under the plan by an additional 1,000,000 shares to a total of 2,000,000 shares. The Board of Directors terminated the 2000 Plan effective upon the 2003 Plan Adoption Date. On the 2003 Plan Adoption Date, shares of common stock which remained available for issuance under the 2000 Plan were rolled into the pool of reserves available for new awards under the 2003 Plan. The shares subject to cancelled options described under “Cancellation of Certain Stock Options” did not become available for issuance under the 2003 Plan. Eligibility under our 2000 Plan included our employees and our related companies’ employees. non-employee directors and consultants. The options granted under the 2000 Plan are exercisable at fair market value on the date of issuance, may be granted subject to vesting schedules, and have a term of ten years from the date of grant.

2003 Equity Incentive Plan. The 2003 Plan permits the granting of the following types of incentive awards: (1) stock options, (2) stock appreciation rights, (3) restricted shares, and (4) stock units. In November 2003, our shareholders approved the 2003 Plan. Upon adoption of the 2003 Plan by our shareholders, the company’s then existing option plans, including the 1995 Plan, the 1997 Plan, the 2000 Plan and the 2001 Supplemental Stock Option Plan (collectively, the Old Option Plans) were terminated for new grants. The Old Option Plans continue to govern outstanding awards previously granted under such plans. It was determined to be in the company’s best interest to effectively transfer the shares authorized and available for grant under the terminated Old Option Plans into the pool of shares available under the 2003 Plan. If an award granted under the Old Option Plans terminates, expires or lapses for any reason without having been fully exercised or vested, or is settled by less than the full number of shares of common stock represented by such award actually being issued, the unvested, cancelled or unissued shares of common stock generally will be returned to the available pool of shares reserved for issuance under the 2003 Plan. The shares subject to cancelled options described under “Cancellation of Certain Stock Options” did not become available for issuance under the 2003 Plan. The number of shares available under the 2003 Plan is also subject to adjustment for stock splits, dividends, reorganizations and the like. In November 2004, our shareholders approved an amendment to our 2003 Plan to increase the number of shares of common stock available for issuance under the plan by an additional 1,000,000 shares increasing the total reserve under the Plan to 4,727,827 shares. In November 2007, our shareholders approved an amendment to our 2003 Plan to increase the number of shares of common stock available for issuance under the plan by an additional 1,300,000 shares and for grants approved beginning November 13, 2007, shortening the maximum stock option and stock appreciation right term to six years from the date of grant. As of the record date for the 2008 annual meeting of shareholders, of the total shares available under the 2003 Plan,      shares were subject to outstanding awards under the 2003 Plan and shares were available for future grants. The discrepancy between the total available reserve of shares, on the one hand, and the total number of shares subject to outstanding awards and currently available for grant, on the other hand, represents shares that may become available out of shares currently reserved under the Old Option Plans. Any shares to which options or stock appreciation rights pertain will be counted against the total number of shares reserved under the plan as one (1) share for every one (1) share subject to those awards, except for stock units which are used to fulfill grants under other plans or programs (such as foreign sub-plans) which are in the nature of stock options or stock appreciation rights. Any shares to which restricted shares or stock units pertain will be counted against the total number of shares reserved under the plan as two (2) shares for every one (1) share subject those awards. Employees, non-employee directors and consultants of us and certain of our related companies are eligible to receive awards under the 2003 Plan. The committee generally selects the participants who will be granted awards under the 2003 Plan; however, no participant may be awarded stock options or stock appreciation rights with respect to more than 400,000 shares in any fiscal year. The 2003 Plan is administered by our Compensation Committee, which approves all incentive awards to executive officers.

2006 Employee Stock Purchase Plan. In September 2006, the Board of Directors adopted the 2006 Employee Stock Purchase Plan (2006 ESPP) to provide an opportunity for our employees to purchase shares of our common stock and have an additional incentive to contribute to our prosperity. The 2006 ESPP replaced the 1996 Employee Stock Purchase Plan (1996 ESPP) which expired in January 2007. The first option period under the 2006 ESPP began in February 2007. The 2006 ESPP continues indefinitely with no expiration date. Our Compensation Committee administers the 2006 ESPP and sets option periods of up to 27 months, during which each participant is granted a purchase option. The purchase option allows the employee to purchase shares of common stock through payroll deductions accumulated during a particular option period. These option periods currently are set at six months. The purchase price will be determined as either (i) a percentage not less than 85%, subject to the Compensation Committee’s discretion (Designated Percentage) of the fair market value of the common stock on the last day of the offering period or (ii) the lower of (a) the Designated Percentage of the fair market value of the common stock on the first day of the offering period or (b) the Designated Percentage of the fair market value of the common stock on the last day of the offering period. The Compensation Committee has determined the purchase price to be 95% of the fair market value of the common stock on the last day of each offering period. Our 2006 ESPP limits the number of shares of stock that may be purchased to 1,500 shares in any option period and $25,000 in maximum fair market value in any calendar year. Regular full-time employees are eligible to participate in the 2006 ESPP. Participants may authorize payroll deductions for the 2006 ESPP of up to 15% of their compensation, including base, overtime, bonuses and commissions. The 2006 ESPP currently authorizes us to issue up to 500,000 shares of common stock. Our employees have purchased a total of 22,763 shares of common stock under the 2006 ESPP.

401(k) Plan. In February 1994, we adopted our On-Track 401(k) Savings Plan that covers all of our eligible employees who are at least 21 years old. Employees may elect to defer up to 60% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. However, our named executive officers qualify as “highly compensated” employees and may only elect to defer up to 8.5% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. The elective deferral contributions are fully vested and nonforfeitable at all times and are invested in accordance with the directions of the participants. Our 401(k) plan also has a “catch up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer an additional $5,000 per year. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. During fiscal 2008, we matched 75% of the contributions on the first 6% of eligible compensation deferred by our 401(k) plan participants.

Equity Compensation Plan Information

The following table provides information about our equity compensation plans at June 29, 2008.

Plan Category	(a) Number of common shares to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options	(c) Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))

Equity compensation plans approved by our shareholders (1)	2,609,028	$4.05	1,610,291

Equity compensation plans not approved by our shareholders (2)	28,323	$6.95	0

Total	2,637,351	$4.08	1,610,291

(1)          The number of common shares remaining available for issuance under our equity compensation plans does not include the 500,000 shares of common stock subject to our 2006 Employee Stock Purchase Plan, which is not considered compensatory under applicable accounting standards.

(2)          Consists of our 2001 Supplemental Stock Option Plan.

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

The purpose of the Audit Committee is to assist our Board of Directors in its general oversight of our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. The independent registered public accounting firm selected and appointed by the Audit Committee is responsible for performing an independent audit of, and expressing opinions on, our consolidated financial statements and, when applicable, our internal control over financial reporting.

The Audit Committee is comprised solely of independent directors as defined in the listing standards of the Nasdaq Global Market. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent audit. The Audit Committee serves in a board-level oversight role where it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters. At each meeting, the Audit Committee meets in executive session with the independent registered public accounting firm without management present and in separate individual sessions with our chief financial officer, our controller and other finance personnel. All services provided by the independent registered public accounting firm are pre-approved by the Audit Committee, and the Audit Committee reviews and approves the overall scope and plans for the annual audit.

Our management represented to the Audit Committee that our consolidated financial statements for fiscal year 2008 were prepared in accordance with generally accepted accounting principles applied on a consistent basis. The Audit Committee reviewed and discussed the consolidated financial statements with management and our independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of our accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in our consolidated financial statements. The Audit Committee discussed with our independent registered public accounting firm other matters as are required to be discussed under the standards of the Public Company Accounting Oversight Board (United States), including the matters required by Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees.”  In addition, the Audit Committee has discussed with our independent registered public accounting firm such firm’s independence from management and our company and has received from the independent registered public accounting firm the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. Based on the foregoing reviews and discussion, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended June 29, 2008.

The Audit Committee has again selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2009. We expect that a representative of PricewaterhouseCoopers LLP will attend the annual meeting, and the representative will have an opportunity to make a statement if the representative so desires. The representative will also be available to respond to appropriate questions from shareholders.

THE AUDIT COMMITTEE:

Robert A. Degan, Chairman
Eric L. Kelly
Michael Norkus

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Indemnification of Our Executive Officers and Directors

Our executive officers and directors are entitled to be indemnified under our articles of incorporation and bylaws to the fullest extent permitted under California law. We have also entered into indemnification agreements with each of our executive officers and directors.

Retention Agreements

In addition to the amended and restated retention agreements referenced above under “Employment, Severance and Change in Control Agreements,” we have also entered into an amended and restated retention agreement with Mr. Gawarecki in September 2007 (which replaced the retention agreement entered into with Mr. Gawarecki effective January 27, 2000) and a retention agreement with Mr. Pendekanti in April 2008. These agreements provide that the executive officer will receive a severance payment if, within two years of the consummation of a change in control of our company, such executive officer is terminated without cause or resigns with good reason. These severance payments are based on the executive officer’s base salary at the time of the consummation of the change in control or the termination date, whichever is higher, plus such executive officer’s target bonus for the year before the consummation of the change in control. These agreements provide that, upon a change in control, each would be entitled to an amount equal to his respective base salary plus target bonus. If any portion of any payment under these agreements would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the Internal Revenue Code.

OTHER MATTERS

We know of no other matters to be submitted at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares that they represent in accordance with their judgment.

For further information about Overland Storage, Inc., please refer to our annual report on Form 10-K for the fiscal year ended June 29, 2008, which accompanies this proxy statement. Our annual report on Form 10-K was filed with the SEC on October      , 2008 and is publicly available on our website at www.overlandstorage.com. You may also obtain a copy by sending a written request to Investor Relations, Overland Storage, Inc., 4820 Overland Avenue, San Diego, California  92123.

By order of the Board of Directors,

VERNON A. LoFORTI
President, Chief Executive Officer and
Secretary

APPENDIX A

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF OVERLAND STORAGE, INC.

Vernon A. LoForti and Kurt L. Kalbfleisch certify that:

1                                          They are the President and Chief Financial Officer, respectively, of Overland Storage, Inc. (the “Corporation”), a California corporation.

2                                          Article III of the Articles of Incorporation of this Corporation is hereby amended to read in its entirety as follows:

“The Corporation is authorized to issue two classes of shares to be designated Common Stock (“Common Stock”) and Preferred Stock (“Preferred Stock”). The total number of shares of Common Stock that the Corporation is authorized to issue is forty-five million (45,000,000). The total number of shares of Preferred Stock that the Corporation is authorized to issue is one million (1,000,000).

Authority is vested in the Board of Directors to divide any or all of the authorized shares of Preferred Stock into series and, within the limitations provided by law, to fix and determine the  rights, preferences, privileges and restrictions of each such series, including but not limited to the right to fix and determine the designation of and the number of shares issuable in each such series and any and all such other provisions as may be fixed or determined by the Board of Directors of the Corporation pursuant to California law; provided that the holders of shares of Preferred Stock will not be entitled (A) to more than one vote per share, when voting as a class with the holders of shares of Common Stock, or (B) to vote on any matter separately as a class or series, except where expressly required by California law. The Board of Directors may increase or decrease the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3                                          The foregoing amendment to the Corporation’s Articles of Incorporation has been duly approved by the board of directors.

4                                          The foregoing amendment to the Corporation’s Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the California Corporations Code. At the record date for the meeting at which such approval occurred, the Corporation had only one class of shares designated Common Stock, and the number of outstanding shares entitled to vote with respect to the foregoing amendment was               . The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

The undersigned, Vernon A. LoForti and Kurt L. Kalbfleisch, declare this                  , 2008, at the City and County of San Diego, California under penalty of perjury under the laws of the State of California that each has read the foregoing certificate and knows the contents thereof and that the same is true of his own knowledge.

By:
Vernon A. LoForti, President

By:
Kurt L. Kalbfleisch, Chief Financial Officer

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF OVERLAND STORAGE, INC.

(If Proposal No. 2 is adopted, language in brackets to be added and language between asterisks to be deleted.)

Vernon A. LoForti and Kurt L. Kalbfleisch certify that:

1.                                       They are the President and Chief Financial Officer, respectively, of Overland Storage, Inc. (the “Corporation”), a California corporation.

2.                                       Article III of the Articles of Incorporation of this Corporation is hereby amended to read in its entirety as follows:

“The Corporation is authorized to issue *one* [two] class[es] of shares to be designated Common Stock (“Common Stock”)[ and Preferred Stock (“Preferred Stock”)]. The total number of shares of Common Stock that the Corporation is authorized to issue is forty-five million (45,000,000). [The total number of shares of Preferred Stock that the Corporation is authorized to issue is one million (1,000,000).

Authority is vested in the Board of Directors to divide any or all of the authorized shares of Preferred Stock into series and, within the limitations provided by law, to fix and determine the  rights, preferences, privileges and restrictions of each such series, including but not limited to the right to fix and determine the designation of and the number of shares issuable in each such series and any and all such other provisions as may be fixed or determined by the Board of Directors of the Corporation pursuant to California law; provided that the holders of shares of Preferred Stock will not be entitled (A) to more than one vote per share, when voting as a class with the holders of shares of Common Stock, or (B) to vote on any matter separately as a class or series, except where expressly required by California law. The Board of Directors may increase or decrease the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.]

Upon the date of filing of this Certificate of Amendment with the California Secretary of State (the “Effective Date”) each one of the outstanding shares of Common Stock shall be converted and reconstituted into [                              ] of a share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional shares to which a shareholder would otherwise be entitled as a result of the Reverse Stock Split, the Corporation shall pay such holder a cash amount, without interest, determined by multiplying (i) the fractional share interest to which the holder would otherwise be entitled by (ii) $[      ]. Shares of Common Stock that were outstanding prior to the Reverse Stock Split and that are not outstanding after and as a result of the Reverse Stock Split shall resume the status of authorized but unissued shares of Common Stock.”

3.                                       The foregoing amendment to the Corporation’s Articles of Incorporation has been duly approved by the board of directors.

4.                                       The foregoing amendment to the Corporation’s Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the California Corporations Code. At the record date for the meeting at which such approval occurred, the Corporation had only one class of shares designated Common Stock, and the number of outstanding shares entitled to vote with respect to the foregoing amendment was                . The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

B-1

The undersigned, Vernon A. LoForti and Kurt L. Kalbfleisch, declare this                 , 2008, at the City and County of San Diego, California under penalty of perjury under the laws of the State of California that each has read the foregoing certificate and knows the contents thereof and that the same is true of his own knowledge.

By:
Vernon A. LoForti, President

By:
Kurt L. Kalbfleisch, Chief Financial Officer

B-2

There are three ways to vote your Proxy.	COMPANY#

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VOTE BY PHONE – TOLL FREE – 1-800-560-1965 – QUICK***EASY***IMMEDIATE

•                  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 2:00 p.m., Pacific Time, on December 8, 2008.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Payer Identification Number available.  Follow the simple instructions the voice provides you.

VOTE VIA INTERNET –  http://www.eproxy.com/ovrl/ – QUICK***EASY***IMMEDIATE

•                  Use the Internet to vote your proxy 24 hours a day, 7 days a week until 2:00 p.m., Pacific Time, on December 8, 2008.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Payer Identification Number available.  Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Overland Storage, Inc., c/o Wells Fargo Shareowner Services, P.O. Box 64873, St. Paul, MN  55164-0873.

If you vote by phone or Internet, please do not mail your proxy card.

Please detach here

THE DIRECTORS RECOMMEND A VOTE “FOR” ALL NOMINEES FOR

DIRECTOR LISTED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2, 3 AND 4

1.  ELECT FIVE DIRECTORS:

01 Robert A. Degan	05 Scott McClendon	☐	Vote FOR	☐	Vote WITHHELD
02 Nora M. Denzel	06 William J. Miller		all nominees		from all nominees
03 Eric L. Kelly	07 Michael Norkus				(except as marked)
04 Vernon A. LoForti

(Instruction:  To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided at right.)

2.              APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS OF PREFERRED STOCK WITH LIMITED VOTING RIGHTS AND NOT FOR USE FOR ANTI-TAKEOVER PURPOSES:

☐ For	☐ Against	☐ Abstain

3.              APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT IN A SPECIFIC RATIO RANGING FROM ONE-FOR-TWO TO ONE-FOR-TEN TO BE DETERMINED BY THE BOARD OF DIRECTORS AND EFFECTED, IF AT ALL, WITHIN ONE YEAR FROM THE DATE OF THE ANNUAL MEETING:

☐ For	☐ Against	☐ Abstain

4.              RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 28, 2009:

☐ For	☐ Against	☐ Abstain

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE APPOINTED PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.  IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Date:
Address change? Mark Box ☐
Indicate changes below

Please sign exactly as your name(s) appear to the left.  When signing in a fiduciary or representative capacity, please add your full title.  If shares are registered in more than one name, all holders must sign.  If signature is for a corporation or partnership, the handwritten signature and title of an authorized officer or person is required, together with the full company name.

2008 Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Vernon A. LoForti and Kurt L. Kalbfleisch, or either of them, with power of substitution to each, to vote all shares of common stock which I have power to vote at the annual meeting of shareholders of Overland Storage, Inc. to be held on Tuesday, December 9, 2008 at 9:00 a.m., or at any adjournment or postponement thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares.  My appointed proxies are authorized in their discretion to vote upon such other business as may properly come before the annual meeting.

(CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

Thank You For Voting